Exhibit 10.243

                         THE CHARLES SCHWAB CORPORATION
                    1987 EXECUTIVE OFFICER STOCK OPTION PLAN
           (Restated to include Amendments through September 25, 2002)


Article 1.  Introduction.

     The purpose of the 1987 Executive Stock Option Plan, as Amended and Restated (the "Plan") is to enable The Charles Schwab Corporation and its subsidiaries to attract and retain directors, officers, and other key employees and to provide such persons with additional incentive to advance the interests of the Company. The Plan was initially adopted on March 24, 1987, and was amended on September 17, 1996 and October 22, 1997. The Plan is hereby restated and amended as of October 22, 1997, and the terms of this Restatement shall apply to all awards granted under the Plan on or after such date. The Plan shall terminate not more than ten (10) years from the date the Plan initially was adopted. The Plan will provide Awards in the form of Restricted Shares, Performance Share Awards or Options. The Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware.

Article 2.  Administration.

     2.1 The Committee. The Plan shall be administered by the Committee. The Committee shall consist of two or more Non-Employee Directors, who shall be appointed by the Board.

     2.2 Committee Responsibilities. The Committee shall select the Key Employees who are to receive Awards under the Plan, determine the amount, vesting requirements and other conditions of such Awards, may interpret the Plan, and make all other decisions relating to the operation of the Plan. The Committee may adopt such rules or guidelines as it deems appropriate to implement the Plan. The Committee's determinations under the Plan shall be final and binding on all persons.

Article 3.  Limitation on Awards.

     The aggregate number of Restricted Shares, Performance Share Awards and Options awarded under the Plan shall not exceed 1,284,000 (including those shares awarded prior to the amendment of the Plan). If any Restricted Shares, Performance Share Awards or Options are forfeited, or if any Performance Share Awards terminate for any other reason without the associated Common Shares being issued, or if any Options terminate for any other reason before being exercised, then such Restricted Shares, Performance Share Awards or Options shall again become available for Awards under the Plan. The limitation of this Article 3 shall be subject to adjustment pursuant to Article 10. Any Common Shares issued pursuant to the Plan may be authorized but unissued shares or treasury shares.

Article 4. Eligibility.

     4.1 General Rule. Key Employees shall be eligible for designation as Participants by the Committee.

Article 5. Options.

     5.1 Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan, and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

     5.2 Options Nontransferability. No Option granted under the Plan shall be transferable by the Optionee other than by will or the laws of descent and distribution. An Option may be exercised during the lifetime of the Optionee only by him or her. No Option or interest therein may be transferred, assigned, pledged or hypothecated by the Optionee during his or her lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

     5.3 Number of Shares. Each Stock Option Agreement shall specify the number of Common Shares subject to the Option and shall provide for the adjustment of such number in accordance with Article 10.

     5.4 Exercise Price. Each Stock Option Agreement shall specify the Exercise Price. The Exercise Price under an Option shall not be less than 100 percent of the Fair Market Value of a Common Share on the date of grant. Subject to the preceding sentence, the Exercise Price under any Option shall be determined by the Committee. The Exercise Price shall be payable in accordance with Article 6.

     5.5 Exercisability and Term. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. The Stock Option Agreement shall also specify the term of the Option. Subject to the preceding sentence, the Committee shall determine when all or any part of an Option is to become exercisable and when such Option is to expire; provided that, in appropriate cases, the Company shall have the discretion to extend the term of an Option or the time within which, following termination of employment, an Option may be exercised, or to accelerate the exercisability of an Option. A Stock Option Agreement may provide for expiration prior to the end of its term in the event of the termination of the Optionee's employment and shall provide for the suspension of vesting when an employee is on a leave of absence for a period in excess of six months in appropriate cases, as determined by the Company; provided that the exercisability of Options shall be accelerated in the event of the Participant's death or Disability and, in the case of Retirement, the exercisability of all outstanding Options shall be accelerated, other than any Options that had been granted within two years of the date of the Optionee's Retirement. Options may also be awarded in combination with Restricted Shares, and such an Award may provide that the Options will not be exercisable unless the related Restricted Shares are forfeited. In addition, Options granted under this Section 5 may be granted subject to forfeiture provisions which provide for forfeiture of the Option upon the exercise of tandem awards, the terms of which are established in other programs of the Company.

     5.6 Effect of Change in Control. The Committee (in its sole discretion) may determine, at the time of granting an Option, that such Option shall become fully exercisable as to all Common Shares subject to such Option immediately preceding any Change in Control with respect to the Company.

     5.7 Restrictions on Transfer of Common Shares. Any Common Shares issued upon exercise of an Option shall be subject to such sIpecial forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Stock Option Agreement and shall apply in addition to any general restrictions that may apply to all holders of Common Shares.

     5.8 Authorization of Replacement Options. Concurrently with the grant of any Option to a Participant, the Committee may authorize the grant of Replacement Options. If Replacement Options have been authorized by the Committee with respect to a particular award of Options (the "Underlying Options"), the Option Agreement with respect to the Underlying Options shall so state, and the terms and conditions of the Replacement Options shall be provided therein. The grant of any Replacement Options shall be effective only upon the exercise of the Underlying Options through the use of Common Shares pursuant to
Section 6.2 or Section 6.3. The number of Replacement Options shall equal the number of Common Shares used to exercise the Underlying Options, and, if the Option Agreement so provides, the number of Common Shares used to satisfy any tax withholding requirements incident to the exercise of the Underlying Options in accordance with Section 12.2. Upon the exercise of the Underlying Options, the Replacement Options shall be evidenced by an amendment to the Underlying Option Agreement. The Exercise Price of a Replacement Option shall be no less than the Fair Market Value of a Common Share on the date the grant of the Replacement Option becomes effective. The term of each Replacement Option shall be equal to the remaining term of the Underlying Option. No Replacement Options shall be granted to Optionees when Underlying Options are exercised pursuant to the terms of the Plan and the Underlying Option Agreement following termination of the Optionee's employment. The Committee, in its sole discretion, may establish such other terms and conditions for Replacement Options as it deems appropriate.

     5.9 Effect of Job Elimination. Notwithstanding anything to the contrary contained in the Plan or in any Stock Option Agreement or Stock Award Agreement entered into with respect to an Award pursuant to the Plan, in the case of a Participant who is an Officer, and who becomes entitled to receive payments with respect to a Severance Period pursuant to the Charles Schwab Severance Pay Plan (the "Severance Plan") on account of a Job Elimination, the terms of the Plan and any Stock Option Agreement or Stock Award Agreement entered into with respect to an Award shall be applied by treating the Participant as if the Participant had terminated employment on the Participant's Termination Date. For purposes of applying this Section, the terms Officer, Severance Period, Termination Date, and Job Elimination shall have the meanings set forth in the Severance Plan.

Article 6.  Payment for Option Shares.

     6.1 General Rule. The entire Exercise Price of Common Shares issued upon exercise of Options shall be payable in cash at the time when such Common Shares are purchased, except that the Committee may at any time accept payment pursuant to Section 6.2 or 6.3.

     6.2 Surrender of Stock. To the extent that this Section 6.2 is applicable, payment for all or any part of the Exercise Price may be made with Common Shares which are surrendered to the Company. Such Common Shares shall be valued at their Fair Market Value on the date when the new Common Shares are purchased under the Plan. In the event that the Common Shares being surrendered are Restricted Shares that have not yet become vested, the same restrictions shall be imposed upon the new Common Shares being purchased.

     6.3 Exercise/Sale. To the extent this Section 6.3 is applicable, payment may be made by the delivery (on a form prescribed by the Company) of an irrevocable direction to Charles Schwab & Co., Inc. to sell Common Shares (including the Common Shares to be issued upon exercise of the Options) and to deliver all or part of the sales proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

Article 7.  Restricted Shares and Performance Share Awards.

     7.1 Time, Amount and Form of Awards. The Committee may grant Restricted Shares or Performance Share Awards with respect to an Award Year during such Award Year or at any time thereafter. Each such Award shall be evidenced by a Stock Award Agreement between the Award recipient and the Company. The amount of each Award of Restricted Shares or Performance Share Awards shall be determined by the Committee. Awards under the Plan may be granted in the form of Restricted Shares or Performance Share Awards or in any combination thereof, as the Committee shall determine at its sole discretion at the time of the grant. Restricted Shares or Performance Share Awards may also be awarded in combination with Options, and such an Award may provide that the Restricted Shares or Performance Share Awards will be forfeited in the event that the related Options are exercised.

     7.2 Payment for Restricted Share Awards. To the extent that an Award is granted in the form of Restricted Shares, the Award recipient, as a condition to the grant of such Award, shall be required to pay the Company in cash an amount equal to the par value of such Restricted Shares.

     7.3 Vesting or Issuance Conditions. Each Award of Restricted Shares shall become vested, in full or in installments, upon satisfaction of the conditions specified in the Stock Award Agreement. Common Shares shall be issued pursuant to Performance Share Awards in full or in installments upon satisfaction of the issuance conditions specified in the Stock Award Agreement. The Committee shall select the vesting conditions in the case of Restricted Shares, or issuance conditions in the case of Performance Share Awards, which may be based upon the Participant's service, the Participant's performance, the Company's performance or such other criteria as the Committee may adopt; provided that, in the case of an Award of Restricted Shares where vesting is based entirely on the Participant's service, (i) vesting shall be accelerated in the event of the Participant's death or Disability; (ii) in the case of Retirement, vesting shall be accelerated for all Restricted Shares that had been granted more than two years prior to the date of the Participant's Retirement; and (iii) vesting shall be suspended when an employee is on a leave of absence for a period in excess of six months in appropriate cases, as determined by the Company. The Committee, in its sole discretion, may determine, at the time of making an Award of Restricted Shares, that such Award shall become fully vested in the event that a Change in Control occurs with respect to the Company. The Committee, in its sole discretion, may determine, at the time of making a Performance Share Award, that the issuance conditions set forth in such Award shall be waived in the event that a Change in Control occurs with respect to the Company.

     7.4 Form of Settlement of Performance Share Awards. Settlement of Performance Share Awards shall only be made in the form of Common Shares. Until a Performance Share Award is settled, the number of Performance Share Awards shall be subject to adjustment pursuant to Article 10.

     7.5 Death of Recipient. Any Common Shares that are to be issued pursuant to a Performance Share Award after the recipient's death shall be delivered or distributed to the recipient's beneficiary or beneficiaries. Each recipient of a Performance Share Award under the Plan shall designate one or more beneficiaries for this purpose by filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Award recipient's death. If no beneficiary was designated or if no designated beneficiary survives the Award recipient, then any Common Shares that are to be issued pursuant to a Performance Share Award after the recipient's death shall be delivered or distributed to the recipient's estate. The Committee, in its sole discretion, shall determine the form and time of any distribution(s) to a recipient's beneficiary or estate.

Article 8.  Claims Procedures.

     Claims for benefits under the Plan shall be filed in writing with the Committee on forms supplied by the Committee. Written notice of the disposition of a claim shall be furnished to the claimant within 90 days after the claim is filed. If the claim is denied, the notice of disposition shall set forth the specific reasons for the denial, citations to the pertinent provisions of the Plan, and, where appropriate, an explanation as to how the claimant can perfect the claim. If the claimant wishes further consideration of his or her claim, the claimant may appeal a denied claim to the Committee (or to a person designated by the Committee) for further review. Such appeal shall be filed in writing with the Committee on a form supplied by the Committee, together with a written statement of the claimant's position, no later than 90 days following receipt by the claimant of written notice of the denial of his or her claim. If the claimant so requests, the Committee shall schedule a hearing. A decision on review shall be made after a full and fair review of the claim and shall be delivered in writing to the claimant no later than 60 days after the Committee's receipt of the notice of appeal, unless special circumstances (including the need to hold a hearing) require an extension of time for processing the appeal, in which case a written decision on review shall be delivered to the claimant as soon as possible but not later than 120 days after the Committee's receipt of the appeal notice. The claimant shall be notified in writing of any such extension of time. The written decision on review shall include specific reasons for the decision, written in a manner calculated to be understood by the claimant, and shall specifically refer to the pertinent Plan provisions on which it is based. All determinations of the Committee shall be final and binding on Participants and their beneficiaries.

Article 9.  Voting Rights and Dividends.

     9.1 Restricted Shares.

     (a) All holders of Restricted Shares who are not Named Executive Officers shall have the same voting, dividend, and other rights as the Company's other stockholders.

     (b) During the period of restriction, Named Executive Officers holding Restricted Shares granted hereunder shall be credited with all regular cash dividends paid with respect to all Restricted Shares while they are so held. If a dividend is paid in the form of cash, such cash dividend shall be credited to Named Executive Officers subject to the same restrictions on transferability and forfeitability as the Restricted Shares with respect to which they were paid. If any dividends or distributions are paid in shares of Common Stock, the shares of Common Stock shall be subject to the same restrictions on transferability and forfeitability as the Restricted Shares with respect to which they were paid. Subject to the succeeding paragraph, and to the restrictions on vesting and the forfeiture provisions, all dividends credited to a Named Executive Officer shall be paid to the Named Executive Officer within forty-five (45) days following the full vesting of the Restricted Shares with respect to which such dividends were earned.

          In the event that any dividend constitutes a "derivative security" or an "equity security" pursuant to Rule 16(a) under the Exchange Act, such dividend shall be subject to a vesting period equal to the longer of: (i) the remaining vesting period of the Restricted Shares with respect to which the dividend is paid; or (ii) six (6) months. The Committee shall establish procedures for the application of this provision.

          Named Executive Officers holding Restricted Shares shall have the same voting rights as the Company's other stockholders.

     9.2 Performance Share Awards. The holders of Performance Share Awards shall have no voting or dividend rights until such time as any Common Shares are issued pursuant thereto, at which time they shall have the same voting, dividend and other rights as the Company's other stockholders.

Article 10.  Protection Against Dilution; Adjustment of Awards.

     10.1 General. In the event of a subdivision of the outstanding Common Shares, a declaration of a dividend payable in Common Shares, a declaration of a dividend payable in a form other than Common Shares, a combination or consolidation of the outstanding Common Shares (by reclassification or otherwise) into a lesser number of Common Shares, a recapitalization, a spinoff or a similar occurrence, the Committee shall make appropriate adjustments in one or more of (a) the number of Options, Restricted Shares and Performance Share Awards available for future Awards under Article 3, (b) the number of Performance Share Awards included in any prior Award which has not yet been settled, (c) the number of Common Shares covered by each outstanding Option or
(d) the Exercise Price under each outstanding Option.

     10.2 Reorganizations. In the event that the Company is a party to a merger or other reorganization, outstanding Options, Restricted Shares and Performance Share Awards shall be subject to the agreement of merger or reorganization. Such agreement may provide, without limitation, for the assumption of outstanding Awards by the surviving corporation or its parent, for their continuation by the Company (if the Company is a surviving corporation), for accelerated vesting or for settlement in cash.

     10.3 Reservation of Rights. Except as provided in this Article 10, a Participant shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Common Shares subject to an Option. The grant of an Award pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

Article 11. Limitation of Rights.

     11.1 Employment Rights. Neither the Plan nor any Award granted under the Plan shall be deemed to give any individual a right to remain employed by the Company or any Subsidiary. The Company and its Subsidiaries reserve the right to terminate the employment of any employee at any time, with or without cause, subject only to a written employment agreement (if any).

     11.2 Stockholders' Rights. A Participant shall have no dividend rights, voting rights or other rights as a stockholder with respect to any Common Shares covered by his or her Award prior to the issuance of a stock certificate for such Common Shares. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date when such certificate is issued, except as expressly provided in Articles 7, 9 and 10.

     11.3 Creditors' Rights. A holder of Performance Share Awards shall have no rights other than those of a general creditor of the Company. Performance Share Awards represent unfunded and unsecured obligations of the Company, subject to the terms and conditions of the applicable Stock Award Agreement.

     11.4 Government Regulations. Any other provision of the Plan notwithstanding, the obligations of the Company with respect to Common Shares to be issued pursuant to the Plan shall be subject to all applicable laws, rules and regulations, and such approvals by any governmental agencies as may be required. The Company reserves the right to restrict, in whole or in part, the delivery of Common Shares pursuant to any Award until such time as:

     (a) Any legal requirements or regulations have been met relating to the issuance of such Common Shares or to their registration, qualification or exemption from registration or qualification under the Securities Act of 1933, as amended, or any applicable state securities laws; and

     (b) Satisfactory assurances have been received that such Common Shares, when issued, will be duly listed on the New York Stock Exchange or any other securities exchange on which Common Shares are then listed.

Article 12. Withholding Taxes.

     12.1 General. To the extent required by applicable federal, state, local or foreign law, the recipient of any payment or distribution under the Plan shall make arrangements satisfactory to the Company for the satisfaction of any
withholding   tax   obligations   that  arise  by  reason  of  such  payment  or
distribution. The Company shall not be required to make such payment or distribution until such obligations are satisfied.

     12.2 Nonstatutory Options, Restricted Shares or Performance Share Awards. The Committee may permit an Optionee who exercises Options, or who receives Awards of Restricted Shares, or who receives Common Shares pursuant to the terms of a Performance Share Award, to satisfy all or part of his or her withholding tax obligations by having the Company withhold a portion of the Common Shares that otherwise would be issued to him or her under such Awards. Such Common Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. The payment of withholding taxes by surrendering Common Shares to the Company, if permitted by the Committee, shall be subject to such restrictions as the Committee may impose, including any restrictions required by rules of the Securities and Exchange Commission.

Article 13.  Assignment or Transfer of Award.

     13.1 General Rule. Any Award granted under the Plan shall not be anticipated, assigned, attached, garnished, optioned, transferred or made subject to any creditor's process, whether voluntarily, involuntarily or by operation of law, except to the extent specifically permitted by Section 13.2.

     13.2 Exceptions to General Rule. Notwithstanding Section 13.1, this Plan shall not preclude (i) a Participant from designating a beneficiary to succeed, after the Participant's death, to those of the Participant's Awards (including without limitation, the right to exercise any unexercised Options) as may be determined by the Company from time to time in its sole discretion, (ii) a transfer of any Award hereunder by will or the laws of descent or distribution, or (iii) a voluntary transfer of an Award (other than an ISO) to a trust, partnership or limited liability company for the benefit of one or more members of the Participant's family, subject to the prior approval of the Committee or its designee; provided that, in the case of an Award granted prior to September 25, 2002, such approval shall not be required for a transfer to a trust or partnership if the Participant has sole investment control over such trust or partnership.

Article 14.  Future of Plans.

     14.1 Term of the Plan. The Plan, as set forth herein, shall become effective on February 26, 1997. The Plan shall remain in effect until it is terminated under Section 14.2, except that no Awards shall be granted after March 24, 1997.

     14.2 Amendment or Termination. The Board may at any time terminate this Plan, and the Board or the Committee make such modifications of the Plan as it shall deem advisable; provided, however, that any amendment of the Plan shall be subject to the approval of the Company's stockholders to the extent required by applicable laws, regulations or rules.

     14.3 Effect of Amendment or Termination. No Award shall be made under the Plan after the termination thereof. The termination of the Plan, or any amendment thereof, shall not affect any Option, Restricted Share or Performance Share Award previously granted under the Plan.

Article 15.  Definitions.

     15.1 "Award" means any award of an Option, a Restricted Share or a Performance Share Award under the Plan.

     15.2 "Award Year" means a fiscal year beginning January 1 and ending December 31 with respect to which an Award may be granted.

     15.3 "Board" means the Company's Board of Directors, as constituted from time to time.

     15.4 "Change in Control" means the occurrence of any of the following events after the effective date of the Plan as set out in Section 14.1:

     (a) A change in control  required to be  reported  pursuant to Item 6(e) of
     Schedule 14A of Regulation 14A under the Exchange Act;

     (b) A change in the composition of the Board, as a result of which fewer than two-thirds of the incumbent directors are directors who either (i) had been directors of the Company 24 months prior to such change or (ii) were elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the directors who had been directors of the Company 24 months prior to such change and who were still in office at the time of the election or nomination;

     (c) Any "person" (as such term is used in sections 13(d) and 14(d) of the Exchange Act) becomes the beneficial owner, directly or indirectly, of securities of the Company representing 20 percent or more of the combined voting power of the Company's then outstanding securities ordinarily (and apart from rights accruing under special circumstances) having the right to vote at elections of directors (the "Base Capital Stock"); provided, however, that any change in the relative beneficial ownership of securities of any person resulting solely from a reduction in the aggregate number of outstanding shares of Base Capital Stock, and any decrease thereafter in such person's ownership of securities, shall be disregarded until such person increases in any manner, directly or indirectly, such person's beneficial ownership of any securities of the Company.

     15.5 "Code" means the Internal Revenue Code of 1986, as amended.

     15.6 "Committee" means the Compensation Committee of the Board, as constituted from time to time.

     15.7 "Common Share" means one share of the common stock of the Company.

     15.8   "Company"   means  The  Charles  Schwab   Corporation,   a  Delaware
corporation.

     15.9 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

     15.10 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     15.11 "Exercise Price" means the amount for which one Common Share may be purchased upon exercise of an Option, as specified by the Committee in the applicable Stock Option Agreement.

     15.12 "Fair Market Value" means the market price of a Common Share, determined by the committee as follows:

     (a) If the Common Share was traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite-transactions report for such date;

     (b) If the Common Share was traded over-the-counter on the date in question and was classified as a national market issue, then the Fair Market Value shall be equal to the last transaction price quoted by the NASDAQ system for such date;

     (c) If the Common Share was traded over-the-counter on the date in question but was not classified as a national market issue, then the Fair Market Value shall be equal to the mean between the last reported representative bid and asked prices quoted by the NASDAQ system for such date; and

     (d) If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

     15.13 "Key Employee" means a key common-law employee of the Company or any Subsidiary, as determined by the Committee.

     15.14 "Named Executive Officer" means a Participant who, as of the date of vesting of an Award is one of a group of "covered employees," as defined in the Regulations promulgated under Code Section 162(m), or any successor statute.

     15.15 "Non-Employee Director" means a member of the Board who is not a common-law employee.

     15.16 "Option" means an employee stock option not described in sections 422 through 424 of the Code, including a Replacement Option, granted under the Plan and entitling the holder to purchase one Common Share.

     15.17 "Optionee" means an individual, or his or her estate, legatee or heirs at law that holds an Option.

     15.18 "Participant" means a Non-Employee Director or Key Employee who has received an Award.

     15.19 "Performance Share Award" means the conditional right to receive in the future one Common Share, awarded to a Participant under the Plan.

     15.20 "Plan" means this 1987 Executive Stock Option Plan of The Charles Schwab Corporation, as it may be amended from time to time.

     15.21 "Replacement Option" means an Option that is granted when a Participant uses a Common Share held or to be acquired by the Participant to exercise an Option and/or to satisfy tax withholding requirements incident to the exercise of an Option.

     15.22 "Restricted Share" means a Common Share awarded to a Participant under the Plan.

     15.23 "Stock Award Agreement" means the agreement between the Company and the recipient of a Restricted Share or Performance Share Award which contains the terms, conditions and restrictions pertaining to such Restricted Share or Performance Share Award.

     15.24 "Stock Option Agreement" means the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to his or her option.

     15.25 "Subsidiary" means any corporation, if the Company and/or one or more other Subsidiaries own not less than 50 percent of the total combined voting power of all classes of outstanding stock of such corporation. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

     15.26. "Retirement" shall mean any termination of employment of an Optionee for any reason other than death at any time after the Optionee has attained fifty (50), but only if, at the time of such termination, the Participant has been credited with at least seven (7) Years of Service under the Charles Schwab Profit Sharing and Employee Stock Ownership Plan. The foregoing definition shall apply to all Stock Option Agreements entered into pursuant to the Plan, irrespective of any definition to the contrary contained in any such Stock Option Agreement.

     15.27 "Disability" means the inability to engage in any substantial gainful activity considering the Participant's age, education and work experience by reason of any medically determined physical or mental impairment that has continued without interruption for a period of at least six months and that can be expected to be of long, continued and indefinite duration. All determinations as to whether a Participant has incurred a Disability shall be made by the Employee Benefits Administration Committee of the Company, the findings of which shall be final, binding and conclusive.

                      NON-QUALIFIED STOCK OPTION AGREEMENT
                  (Executive Officer Stock Option Plan (1987))


     THIS AGREEMENT made as of this ____ day of _________, 19____, by and between The Charles Schwab Corporation, a Delaware corporation ("Company") and ______________________________ ("Optionee").

                                   WITNESSETH:

     WHEREAS, there has been granted to Optionee, effective as of __________, 19___, a non-qualified stock option under the Executive Officer Stock Option Plan (1987) of the Company ("Option Plan");

     NOW THEREFORE, it is mutually agreed as follows:

     1. The Optionee shall have a non-qualified stock option to acquire ________ shares of common stock of the company (the "Shares"), at a price of $_______ per share.

     2. Except as provided in paragraphs 3 and 4 below, the other terms of this option shall be the same as all of those provided for in the Option Plan, which include, without limitation, vesting of Shares, limitations on exercise and transfer, and other restrictions. The Option Plan is attached hereto as Exhibit A and is incorporated herein by this reference. Optionee has read the Option Plan and, other than as provided in paragraphs 3 and 4 below, agrees to be bound by its terms. Without limitation, Optionee specifically acknowledges the representations, warranties and agreements contained in paragraph 6(e) of the Option Plan.

     3. Notwithstanding paragraph 6(b) of the Option Plan, in the event Optionee's employment or service as a director with or for the Company and its subsidiaries terminates by reason of Optionee's death or permanent disability, all Shares then not deemed to be Vested thereupon will be deemed immediately Vested. For this purpose, "permanent disability" will mean the reasonable determination by a qualified physician acceptable to the company that the Optionee has an illness or incapacity that has disabled, or will disable, the Optionee from rendering his or her normal services to the Company and its subsidiaries for a period of more than six (6) consecutive months in any consecutive twelve (12) month period.

     4. Upon exercise of this Option, the Company will extend to the Optionee rights under that certain Registration Rights and Stock Restriction Agreement dated as of March 31, 1987, as amended, subject to the Optionee's agreement to be bound by the terms thereof.

     5. Any notice to be given by the Optionee under the terms of the Option Plan shall be deemed to have been duly given, and effective upon the receipt, if sent by Certified Mail, postage and certification prepaid, to The Charles Schwab Corporation, 101 Montgomery, San Francisco, California 94104, Attention:
Corporate Secretary, except as superseded by a different address noticed to Optionee.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and year referred to above.

                              THE CHARLES SCHWAB CORPORATION ("Company")


                               By:
                                    --------------------------------------------


                                    --------------------------------------------
                                    "Optionee"

Attachment (1) Spousal Consent
           (2) Exhibit A:  1987 Stock Option Plan